                                                                  Exhibit 24(b)

                       REGISTERED FIXED ACCOUNT OPTION


                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:


     That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director, President and Chief Executive Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Life and Annuity Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of November, 2000.


                                 /s/George C. Kokulis
                                 Director President and Chief Executive Officer The Travelers Life and Annuity Company

                       REGISTERED FIXED ACCOUNT OPTION


                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:


     That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Life and Annuity Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of November, 2000.


                                        /s/Glenn D. Lammey
                                        Director, Chief Financial Officer
                                        Chief Accounting Officer and Controller
                                        The Travelers Life and Annuity Company

                       REGISTERED FIXED ACCOUNT OPTION


                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:


     That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, a Director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Life and Annuity Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of November, 2000.


                                         /s/ Marla Berman Lewitus
                                         Director
                                         The Travelers Life and Annuity Company

                       REGISTERED FIXED ACCOUNT OPTION


                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:


     That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, a Director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Life and Annuity Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of November, 2000.

                                         /s/Katherine M. Sullivan
                                         Director
                                         The Travelers Life and Annuity Company